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                                                                   EXHIBIT 10.40

                        AMENDMENT TO EMPLOYMENT AGREEMENT


         Amendment dated as of August 1, 2001 (this "Amendment") to the Employment Agreement dated April 1, 1999, by and between IDT Corporation (the "Company") and James A. Courter (the "Executive") (the "Agreement").


                                   WITNESSETH

         WHEREAS, the Company and the Executive desire to modify the terms and conditions of the Agreement on the terms set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Section 3 of the Agreement is replaced in its entirety, with the following:

                  "3. Position. During the Term, the Executive shall serve as the Chief Executive Officer of the Company."

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                                IDT CORPORATION


                                                By:  /s/ Ira Greenstein
                                                   -----------------------------
                                                   Name:  Ira A. Greenstein
                                                   Title: President


                                                By:  /s/ James A. Courter
                                                   -----------------------------
                                                   Name:  James A. Courter